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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2005

TIPPERARY CORPORATION
(Exact name of registrant as specified in its charter)

TEXAS	1-7796	75-1236955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

633 Seventeenth Street, Suite 1800
Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)

303-293-9379
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition	3
Item 9.01 Financial Statements and Exhibits	3
Signature	4
Exhibit Index	5
EX-99.3 Press Release

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On May 16, 2005, Tipperary Corporation issued a press release reporting results for the three months ended March 31, 2005. A copy of the press release is furnished with this report as Exhibit 99.3, and is incorporated herein by reference.

        The information in this report is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and pursuant to Item 2.02 of Form 8-K will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

        Filed herewith is the following:

Exhibit No.	Description
99.3	Press Release dated May 16, 2005

SIGNATURE

        Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIPPERARY CORPORATON
By:	/s/ DAVID L. BRADSHAW David L. Bradshaw, President, Chief Executive Officer and Chairman of the Board

Date: May 17, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.3	Press Release dated May 16, 2005

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TABLE OF CONTENTS
  ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
  ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX